GOLDMAN SACHS TRUST

Class A Shares, Class C Shares, Institutional Shares, Investor Shares, Class R6 Shares,

Class R Shares and Class T Shares of the

Goldman Sachs Rising Dividend Growth Fund

(the “Fund”)

Supplement dated February 28, 2018 to the

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”),

each dated February 28, 2018

At a meeting held on December 13, 2017, the Board of Trustees (the “Board”) of the Goldman Sachs Trust approved (i) changes to the investment management responsibilities for the Fund and (ii) an Amended and Restated Sub-Advisory Agreement between Goldman Sachs Asset Management, L.P. (“GSAM”) and Dividend Assets Capital, LLC (“DAC”). Effective at the close of business on March 30, 2018, GSAM’s Quantitative Investment Strategies team will manage the Fund’s dividend-paying investments using a systematic, rules-based approach, while DAC will continue to manage the Fund’s investments in master limited partnerships.

The above referenced Prospectus, Summary Prospectus and SAI reflect the changes approved by the Board at the December 13, 2017 meeting. Until the close of business on March 30, 2018, those changes are hereby replaced with the disclosure described below.

After the close of business on March 30, 2018, this supplement shall no longer apply.

The following replaces in its entirety the “Goldman Sachs Rising Dividend Growth Fund—Summary—Principal Strategy” section in the Prospectus and “Principal Strategy” section in the Summary Prospectus:

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in equity investments of dividend-paying U.S. and foreign companies with market capitalizations of at least $500 million.

The equity investments in which the Fund invests may include common and preferred stocks as well as real estate investment trusts (“REITs”). The Fund generally invests only in common and preferred stocks of companies (including REITs) that have paid dividends for at least 10 consecutive years at an increasing rate that has averaged at least approximately 10% per year over a 10-year trailing period. For purposes of this determination, special dividends are disregarded. Once a company’s stock is purchased by the Fund, if the company’s dividend growth rate declines below an average of approximately 10% per year over a 10-year trailing period, or the company fails to increase its dividend each year, the position will generally be sold from the portfolio at such time as the portfolio managers determine appropriate.

The Fund’s equity investments may also include master limited partnerships (“MLPs”) and other investment companies (including mutual funds and exchange-traded funds

(“ETFs”)), and the Fund may purchase and continue to hold MLPs and investment companies irrespective of their dividend-paying history or activity. The Fund will limit its investment in MLPs to no more than 20% of its Net Assets, at the time of purchase. Many MLPs operate pipelines transporting crude oil, natural gas and other petroleum products along with associated facilities. The Fund may invest up to 20% of its total assets in fixed income securities without regard to credit rating or maturity, including non-investment grade fixed income securities (i.e., junk bonds).

Current income created by rising common stock dividends is an important consideration in selecting the Fund’s investments.

The Fund’s benchmark is the S&P 500® Index.

In the “Goldman Sachs Rising Dividend Growth Fund—Summary—Principal Risks of the Fund” section in the Prospectus and “Principal Risks of the Fund” section in the Summary Prospectus, (i) “Investment Style Risk” is replaced in its entirety; and (ii) “Management Risk” is removed:

Investment Style Risk. Different investment styles (e.g., “growth,” “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund’s emphasis on companies with rising dividend payments could cause the Fund to underperform other funds that invest in similar asset classes but employ a different investment style. Securities that pay high dividends, as a group, can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Additionally, a sharp rise in interest rates or an economic downturn could cause a company to reduce or eliminate its dividend.

The following replaces in its entirety the “Goldman Sachs Rising Dividend Growth Fund—Summary—Portfolio Management” section of the Prospectus and the “Portfolio Management” section of the Summary Prospectus:

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”). Dividend Assets Capital, LLC (“DAC”) serves as the sub-adviser to the Fund (the “Sub-Adviser”).

Portfolio Managers: C. Troy Shaver, Jr., President, Dividend Assets Capital Holdings, Inc., CEO and CIO of DAC, has managed the Fund since 2012 (and has managed the Predecessor Fund since 2010); Michael W. Nix, CFA, Managing Director of DAC, has managed the Fund since 2014 and Ying “Susie” Wang, CFA, Director of Equity Research of DAC, has managed the Fund since 2012 (and has managed the Predecessor Fund since 2011).

The following replaces in its entirety the “Investment Management Approach—Principal Investment Strategies—Goldman Sachs Rising Dividend Growth Fund” section of the Prospectus:

The Fund invests, under normal circumstances, at least 80% of its Net Assets in equity investments of dividend-paying U.S. and foreign companies with market capitalizations of at least $500 million.

The equity investments in which the Fund invests may include common and preferred stocks as well as REITs. The Fund generally invests only in common and preferred stocks of companies (including REITs) that have paid dividends for at least 10 consecutive years at an increasing rate that has averaged at least approximately 10% per year over a 10-year trailing period. For purposes of this determination, special dividends are disregarded. Once a company’s stock is purchased by the Fund, if the company’s dividend growth rate declines below an average of approximately 10% per year over a 10-year trailing period, or the company fails to increase its dividend each year, the position will generally be sold from the portfolio at such time as the portfolio managers determine appropriate.

The Fund’s equity investments may also include MLPs and other investment companies (including mutual funds and ETFs), and the Fund may purchase and continue to hold MLPs and investment companies irrespective of their dividend-paying history or activity. The Fund will limit its investment in MLPs to no more than 20% of its Net Assets, at the time of purchase. Many MLPs operate pipelines transporting crude oil, natural gas and other petroleum products along with associated facilities. The Fund may invest up to 20% of its total assets in fixed income securities without regard to credit rating or maturity, including noninvestment grade fixed income securities (i.e., junk bonds).

Current income created by rising common stock dividends is an important consideration in selecting the Fund’s investments.

The Fund’s benchmark is the S&P 500® Index. The S&P 500® Index is a U.S. stock market index based on the market capitalization of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ.

Rising Dividend Growth Fund’s Investment Philosophy

The Fund’s portfolio management team believes that consistent earnings growth drives consistent dividend growth. Earnings provide the ability to pay and grow dividends. Over the long run, the team believes that consistent earnings will have a positive influence on the price performance of a stock. This is why the team begins with companies that have well-established records of consistent earnings and dividend growth.

Under normal conditions, the team generally seeks to invest in companies that:

⬛	Have paid dividends at an increasing rate that has averaged approximately 10% per year over a 10-year trailing period (for purposes of this determination, special dividends are disregarded)
⬛	Have paid those dividends for a minimum of 10 consecutive years

The Fund’s investments in MLPs and other investment companies are not subject to the Fund’s 10-year/10% rising dividend philosophy.

In addition, the team generally seeks to invest in companies that:

⬛	Are committed to distributing profits to shareholders
⬛	Are industry leaders, have strong brands and growing global exposure
⬛	Demonstrate an ability to manage their business with consistent earnings growth in various economic cycles

Buy Strategy

Under normal conditions, the team selects stocks for the Fund by seeking companies with strong earnings growth potential, and generally places special emphasis on those companies that it believes demonstrate:

⬛	Financial stability
⬛	Strong market position with solid pricing power
⬛	Effective management leadership
⬛	Prominent brand recognition
⬛	Presence in markets with a high barrier to entry

Current income created by rising common stock dividends is an important consideration in selecting the Fund’s investments.

Sell Discipline

Whenever a stock’s dividend growth rate declines below an average of approximately 10% per year over a 10-year trailing period, or a company fails to increase its dividend each year, the position will generally be sold from the portfolio at such time as the portfolio managers determine appropriate. The Fund’s investments in MLPs and other investment companies are not subject to this requirement.

The team may also sell a security if the portfolio managers believe a company’s dividend payment is in jeopardy, its fundamentals are likely to deteriorate, its valuations become excessive, a better investment opportunity becomes available, or in order to meet shareholder redemptions.

In the “Goldman Sachs Rising Dividend Growth Fund” column of the table under the “Risks of the Fund” section of the Prospectus, the row for “Management Risk” is replaced with the following:

✓	Principal Risk
•	Additional Risk

Rising Dividend Growth Fund

Management	•

Under the “Risks of the Fund” section of the Prospectus, “Investment Style Risk” and “Management Risk” are replaced in their entirety with the following:

Investment Style Risk—Different investment styles (e.g., “growth,” “value,” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

Within the “growth” investment style, the Rising Dividend Growth Fund places an emphasis on companies with rising dividend payments, which may cause the Fund to underperform other funds that do not have the same strategy. Securities that pay high dividends, as a group, can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Additionally, a sharp rise in interest rates or an economic downturn could cause a company to reduce or eliminate its dividend.

Management Risk—A strategy used by the Investment Adviser may fail to produce the intended results.

The following replaces the second paragraph in the “Service Providers—Investment Adviser” section of the Prospectus:

The Investment Adviser provides day-to-day advice regarding the Income Builder Fund’s portfolio transactions. The Investment Adviser makes the investment decisions for the Income Builder Fund and places purchase and sale orders for the Income Builder Fund’s portfolio transactions in the U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any executing brokers, dealers, futures commission merchants or other counterparties, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Income Builder Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs (subject to legal, internal, regulatory and Chinese Wall restrictions), and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The following replaces in its entirety the “Service Providers—Sub-Adviser—Rising Dividend Growth Fund” section of the Prospectus:

Dividend Assets Capital, LLC (“DAC”), with offices at 58 Riverwalk Boulevard, Building 2, Suite A, Ridgeland, SC 29936, serves as the Sub-Adviser to the Rising Dividend Growth Fund and provides the day-to-day advice regarding the Rising Dividend Growth Fund’s portfolio transactions. DAC makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio transactions in the U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any executing brokers, dealers, futures commission merchants or clearing brokers, including Goldman Sachs and its affiliates. DAC, a South Carolina limited liability company, is a registered investment adviser founded in 2003. As of December 31, 2016 DAC had approximately $3.15 billion in assets under management.

The following replaces the fourth paragraph under the “Service Providers—Management Fees and Other Expenses” section of the Prospectus:

As compensation for its services as Sub-Adviser, DAC is entitled to a fee, payable by the Investment Adviser and computed daily and payable each calendar quarter, at the annual rates listed below as a percentage of the average daily net assets of the Rising Dividend Growth Fund:

Annual Rate	Average Daily Net Assets
0.200%	First $1 Billion
0.181%	Next $1 Billion
0.171%	Next $3 Billion
0.168%	Next $3 Billion
0.165%	Over $8 Billion

The following replaces in its entirety the “Service Providers—Fund Managers—Rising Dividend Growth Fund” section of the Prospectus:

Sub-Adviser Portfolio Management Team

Portfolio managers Michael W. Nix, C. Troy Shaver, Jr. and Ying “Susie” Wang have day-to-day management responsibility of the Rising Dividend Growth Fund.

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Michael W. Nix, CFA Managing Director, Institutional Asset Management, DAC	Portfolio Manager—Rising Dividend Growth	Since 2014	Mr. Nix has been a Managing Director of Institutional Asset Management at DAC since 2015. He was a Managing Director of Investment Strategy at DAC from 2013 to 2015. He has served as a member of the Investment Committee and Portfolio Manager for DAC’s separately managed account (SMA) platform and is responsible for the oversight of the Research Team of the firm’s equity and MLP products. Prior to joining DAC, Mr. Nix spent 15 years as a Principal with Greenwood Capital, LLC where he served as Co-Chief Investment Officer and product manager for both SMA and mutual fund products. Mr. Nix is a Chartered Financial Analyst (CFA) charter holder.

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
C. Troy Shaver, Jr., President, Dividend Assets Capital Holdings, Inc., CEO and CIO, DAC	Portfolio Manager— Rising Dividend Growth	Since 2012*	Mr. Shaver has been a portfolio manager and has served as CEO of DAC since its inception in 2003. He has also served as President of DAC’s holding company since 2014 and Chief Investment Officer of DAC since 2015. Mr. Shaver is also a managing director and founding member of DAC. He served as President of DAC since inception to 2014. Mr. Shaver served as the Chief Compliance Officer of DAC from 2003-2010. From 2000 to 2004, Mr. Shaver was Vice Chairman/President and CEO of GoldK, Inc./GoldK Investment Services, Inc. From 1996 to 2000, Mr. Shaver served as President of State Street Research Investment Services, Inc.
Ying “Susie” Wang, CFA Director of Equity Research, DAC	Portfolio Manager— Rising Dividend Growth	Since 2012*	Ms. Wang has been a portfolio manager since 2011, and also serves as Director of Equity Research for DAC. From 2008 to 2011 she was a Research Analyst at DAC. Ms. Wang received her MBA from Georgia Southern University in 2008 and is a Chartered Financial Analyst (CFA) affiliated member.

*	Mr. Shaver and Ms. Wang also served as portfolio managers of the Predecessor Fund since February 2010 and December 2011, respectively.

The following replaces in its entirety the “Investment Objectives and Policies—General Information Regarding The Rising Dividend Growth Fund” section of the SAI:

The Sub-Adviser may purchase for the Fund common stocks, preferred stocks, interests in REITs, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, MLPs, shares of other investment companies (including ETFs), warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities (“equity investments”).

Rising Dividend Growth Fund’s Investment Philosophy

The Fund’s portfolio management team believes that consistent earnings growth drives consistent dividend growth. Earnings provide the ability to pay and grow dividends. Over the long run, the team believes that consistent earnings will have a positive influence on the price performance of a stock. This is why the team begins with companies that have well established records of consistent earnings and dividend growth.

Under normal conditions, the team generally seeks to invest in companies that have paid dividends for at least 10 consecutive years at an increasing rate that has averaged at least approximately 10% per year over a 10-year trailing period (for purposes of this determination, special dividends are disregarded).

The Fund’s investments in MLPs and other investment companies are not subject to the Fund’s 10-year/10% rising dividend philosophy.

In addition, the team generally seeks to invest in companies that: are committed to distributing profits to shareholders; produce essential products and services needed to live, such as water, food, energy and healthcare; are industry leaders, have strong brands and growing global exposure; and demonstrate an ability to manage their business with consistent earnings growth in various economic cycles.

Buy Strategy. Under normal conditions, the team selects stocks for the Fund by seeking companies with strong earnings growth potential, and generally places special emphasis on those companies that it believes demonstrate: financial stability; strong market position with solid pricing power; effective management leadership; prominent brand recognition; and presence in markets with a high barrier to entry. Current income created by rising common stock dividends is an important consideration in selecting the Fund’s investments.

Sell Discipline. Whenever a stock’s dividend growth rate declines below an average of approximately 10% per year over a 10-year trailing period, or a company fails to increase its dividend each year, the position will generally be sold from the portfolio at such time as the portfolio managers determine appropriate. The Fund’s investments in MLPs and other investment companies are not subject to this requirement.

The following replaces in its entirety the paragraph at the top of page [B-65] in the “Management Services—Investment Adviser and Sub-Adviser” section of the SAI:

As compensation for its services as Sub-Adviser, DAC is entitled to a fee, payable by GSAM and computed daily and payable each calendar quarter, at the annual rates listed below as a percentage of the average daily net assets of the Rising Dividend Growth Fund:

Annual Rate	Average Daily Net Assets
0.200%	First $1 Billion
0.181%	Next $1 Billion
0.171%	Next $3 Billion
0.168%	Next $3 Billion
0.165%	Over $8 Billion

The following replaces the first paragraph in the “Portfolio Transactions and Brokerage” section of the SAI:

The Investment Adviser (with respect to Income Builder Fund) and Sub-Adviser (with respect to Rising Dividend Growth Fund) are responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities may be executed internally by a broker-dealer, effected on an agency basis in a block transaction, or routed to competing market centers for execution. The compensation paid to the broker for providing execution services generally is negotiated and reflected in either a commission or a “net” price. Executions provided on a net price basis, with dealers acting as principal for their own accounts without a stated commission, usually include a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

This supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.

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